UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                             _______________

                               FORM 8-K/A

                             (Amendment #1)

                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported):  September 23, 2003

                             CRDENTIA CORP.
            (Exact name of Registrant as Specified in its Charter)

DELAWARE                         0-31152          76-0585701
(State or Other Jurisdiction (Commission File  (I.R.S. Employer
of Incorporation)              Number)          Identification Number)


        455 Market Street, Suite 1220, San Francisco, California 94105
            (Address of principal executive offices)  (Zip Code)


                             (415) 543-1535
             (Registrant's telephone number, including area code)

             ____________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. Acquisition or Disposition of Assets.

On September 22, 2003, we, Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation, a wholly owned subsidiary of Crdentia, and the shareholders of New Age Staffing consummated the merger of New Age Staffing with and into NAS Acquisition Corporation pursuant to the terms of the Agreement and Plan of Reorganization dated September 15, 2003.

We hereby amend Item 7 of our current report filed on Form 8-K on October 6, 2003 for the purpose of providing more current information regarding the appraised value of the intangible assets acquired in the above-referenced merger. In the footnotes to the pro forma combined condensed statements of operations contained in that report, we stated that the preliminary purchase price allocation for New Age Staffing, Inc. would be subject to revision as more detailed analysis would be completed and additional information on the fair values of New Age Staffing, Inc.'s assets and liabilities became available. Any change in the fair value of the net assets of New Age Staffing, Inc. would change the amount of the purchase price allocable to goodwill. Since the issuance of that report, we have been made aware of circumstances that have materially changed our original estimates. The pro forma statements included herein have been adjusted to reflect these circumstances.

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

The financial statements of New Age Staffing required to be filed pursuant to Item 7(a) of Form 8-K are attached hereto as Exhibit 99.2,

(b)  Pro Forma Financial Statements.

The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K is attached hereto as Exhibit 99.3 and are amended to reflect the latest information available to us regarding the fair value of the assets and liabilities of New Age Staffing, Inc.

(c)   Exhibits.

2.1 (1) Agreement and Plan of Reorganization, dated as of September 15, 2003, by and among Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation and the shareholders of New Age Staffing, Inc. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.


99.1    Financial Statements of New Age Staffing, Inc.
99.2    Pro Forma Financial Information for New Age Staffing, Inc.

___________
(1)	Previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on September 16, 2003 and incorporated herein by reference.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      CRDENTIA CORP.
Date :  October 20, 2003
                                                     /S/ LAWRENCE M. DAVIS
                                                    By: Lawrence M. Davis,
                                                    Chief Financial Officer
                                                          and Secretary

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EXHIBIT INDEX

Exhibit No.     Description


2.1(1) Agreement and Plan of Reorganization, dated as of September 15, 2003, by and among Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation and the shareholders of New Age Staffing, Inc. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K.
                A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1            Financial Statements of New Age Staffing, Inc.

99.2            Pro Forma Financial Information for New Age Staffing, Inc.

___________
(1)	        Previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on September 16, 2003 and incorporated herein by reference.



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